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                                                                 EXHIBIT 10 (bb)

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement dated September 24, 1998 by and between Multimedia Access Corp. ("MMAC") and Tadeo Holdings Inc. ("THI").

                                   RECITALS

         A. MMAC designs, develops, manufactures and markets advanced, standards-based video communications ("videocom") systems that provide enterprise-wide solutions for business customers.

         B. THI, through Astratek, Inc., will be engaged in the business of software development and providing consulting services related thereto.

         C. THI and MMAC desire to develop a strategic relationship pursuant to which it is contemplated THI will provide software development products and services for MMAC and be a reseller, primarily to customers engaged in financial services businesses, of MMAC products.

         NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. On the "Closing", as hereinafter defined, MMAC will purchase that number of shares of the common stock of THI, par value $.0001 per share, ("THI Common Stock") determined in accordance with the formula set forth below, which shall be paid by the issuance to THI of that number of shares of common stock of MMAC, par value $.0001 per share, ("MMAC Common Stock") determined in accordance with the formula set forth below. The number of shares of THI Common Stock to be purchased and the number of shares of MMAC Common Stock to be issued in payment thereof shall be determined, in, each case, by dividing $2,000,000 by the average closing price per share of the MMAC Common Stock or THI Common Stock, as the case may be, for the five trading days ending one day prior to the "Closing Date", as hereinafter defined.

         2. THI represents and warrants to, and agrees with, MMAC that the following representations and warranties are as of the date of this Agreement, and will be, on the Closing Date, true, correct and complete:

         (A) THI is a corporation duly organized, validly existing and in good standing in the laws of the State of Delaware and has all requisite corporate power and authority under the laws of the State of Delaware and its certificate of incorporation to hold or lease, and to operate, its properties presently owned or conducted, and to carry on its business as now conducted and as proposed to be conducted following the Closing.



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         (B) The execution, delivery and performance by THI of this Agreement and the effectuation of transactions contemplated hereby are within its corporate power and have been duly authorized by all proceedings required to be taken under its certificate of incorporation and the laws of the State of Delaware.

         (C) This Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of THI, enforceable against THI in accordance with its terms, except as such enforceability may be (i) limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) subject to general principles of equity, regardless of whether that enforceability is considered in a proceeding at law or in equity.

         (D) The execution, delivery and performance by THI in accordance with the terms of this Agreement does not, and will not (i) violate, breach or constitute a default under the certificate of incorporation or bylaws of THI, any governmental requirement applicable to THI or any material agreement to which THI is a party or by which it or its assets is bound; (ii) result in the acceleration or mandatory prepayment of any indebtedness of THI or afford any holder of any indebtedness the right to require THI to redeem, purchase or otherwise acquire, reacquire, or repay any of that indebtedness; (iii) cause or result in the imposition of, or afford any person the right to obtain, any lien upon the property or assets of THI; or (iv) result in the revocation, cancellation, suspension or material, individually or in the aggregate, modification, of any licenses or governmental approvals possessed by THI and necessary for the ownership or lease and the operation of its properties or the carrying out of its business as now conducted.

         (E) THI has heretofore delivered to MMAC, THI's Form 10-K for the fiscal year ended June 30, 1997 "THI 10-K") and its Form 10-Qs for the quarters ended September 30, 1997, December 31, 1997 and March 31, 1998 (collectively "THI 10-Qs" and the THI 10-K and THI 10-Qs collectively "THI SEC Filings"). As of their respective dates, except for any information corrected or superseded by subsequent filings with the SEC, the THI SEC Filings did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements of THI and its subsidiaries, and the notes thereto, certified by Feldman, Radin, included in the THI 10-K, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and present fairly the consolidated financial position of THI and its subsidiaries as of the date thereof and the results of their consolidated operations and changes in financial position for the periods then ended. The unaudited consolidated financial statements included in the THI 10-Qs comply as to form, in all material respects, with the published rules and regulations of the SEC with respect thereto; and such unaudited financial statements fairly present the financial position of THI, in conformity with generally accepted accounting principles, except as permitted by Form 10-Q, applied on a basis substantially consistent with that of the audited financial statements included in the THI 10-K, subject to year-end adjustments.



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Except as to the extent reflected or reserved against in the balance sheet included in the 10-K, in the notes thereto or disclosed in the THI 10-Qs or as covered by valid collectible insurance or other collectible claim for reimbursement, neither THI nor its subsidiaries had (i) any accrued or determined liability or obligation which is material to THI or its subsidiaries taken as a whole or (ii) any contingent liability or obligation which is material to THI or its subsidiaries taken as a whole. Since March 31, 1998, there has been no material adverse change in the business, prospects, properties or condition (financial or otherwise) of THI or its subsidiaries which is materially adverse to THI or its subsidiaries taken as a whole.

         (F) THI acknowledges that the MMAC Common Stock issued to it will not be registered under the Securities Act of 1933, as amended ("Securities Act"), may not be sold, transferred or otherwise distributed in the absence of such registration or an applicable exemption therefrom and will bear an appropriate legend. THI is an "accredited investor" as defined in Rule 501 (A) promulgated under the Securities Act, is able to bear the economic risk of an investment in the MMAC Common Stock acquired pursuant to this Agreement, can afford to sustain a total loss of that investment, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the MMAC Common Stock, has had an adequate opportunity to ask questions and receive answers from the officers of MMAC concerning any and all matters relating to the transactions contemplated hereby, including the background experience of the current officers and directors of MMAC and has asked all questions of the nature described in the preceding clause and all those questions have been answered to its satisfaction.

         3. MMAC represents and warrants to, and agrees with, THI that the following representations and warranties are as of the date of this Agreement, and will be, on the Closing Date, true, correct and complete:

         (A) MMAC is a corporation duly organized, validly existing and in good standing in the laws of the State of Delaware and has all requisite corporate power and authority under the laws of the State of Delaware and its certificate of incorporation to hold or lease, and to operate, its properties presently owned, or conducted, and to carry on its business as now conducted and as proposed to be conducted following the Closing.

         (B) The execution, delivery and performance by MMAC of this Agreement and the effectuation of transactions contemplated hereby are within its corporate power and have been duly authorized by all proceedings required to be taken under its certificate of incorporation and the laws of the State of Delaware.

         (C) This Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of MMAC, enforceable against MMAC in accordance with its terms, except as such enforceability may be (1) limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the



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enforcement of creditors' rights generally and (ii) subject to general principles of equity, regardless of whether that enforceability is considered in a proceeding at law or in equity.

         (D) The execution, delivery and performance by MMAC in accordance with the terms of this Agreement does not, and will not (i) violate, breach or constitute a default under the certificate of incorporation or bylaws of MMAC, any governmental requirement applicable to MMAC or any material agreement to which MMAC is a party or by which it or its assets is bound; (ii) result in the acceleration or mandatory prepayment of any indebtedness of MMAC or afford any holder of any indebtedness the right to require MMAC to redeem, purchase or otherwise acquire, reacquire, or repay any of that indebtedness; (iii) cause or result in the imposition of, or afford any person the right to obtain, any lien upon the property or assets of MMAC; or (iv) result in the revocation, cancellation, suspension or material, individually or in the aggregate, modification of any licenses or governmental approvals possessed by MMAC and necessary for the ownership or lease and the operation of its properties or the carrying out of its business as now conducted.

         (E) MMAC has heretofore delivered to THI MMAC's Form 10-KSB for the fiscal year ended December 31, 1997 ("MMAC 10-K") and its Form 10-QSBs for the quarters ended March 31, 1998 and June 30, 1998 (collectively "MMAC 10-Qs" and the MMAC 10-K and MMAC 10-Qs collectively "MMAC SEC Filings"). As of their respective dates, except for any information corrected or superseded by subsequent filings with the SEC, the MMAC SEC Filings did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements of MMAC and its subsidiaries, and the notes thereto, certified by Ernst & Young, included in the MMAC 10-K, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and present fairly the consolidated financial position of MMAC and its subsidiaries as of the date thereof and the results of their consolidated operations and changes in financial position for the periods then ended. The unaudited consolidated financial statements included in the MMAC 10-Qs comply as to form, in all material respects, with the published rules and regulations of the SEC with respect thereto; and such unaudited financial statements fairly present the financial position of MMAC, in conformity with generally accepted accounting principles, except as permitted by Form 10-Q, applied on a basis substantially consistent with that of the audited financial statements included in the MMAC 10-K, subject to year end adjustments. Except as to the extent reflected or reserved against in the balance sheet included in the 10-K, in the notes thereto or disclosed in the MMAC 10-Qs or as covered by valid collectible insurance or other collectible claim for reimbursement, neither MMAC nor its subsidiaries had
(i) any accrued or determined liability or obligation which is material to MMAC or its subsidiaries taken as a whole or (ii) any contingent liability or obligation which is material to MMAC or its subsidiaries taken as a whole. Since June 30, 1998, there has been no material adverse change in the business,



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prospects, properties or condition (financial or otherwise) of MMAC or its subsidiaries which is materially adverse to MMAC or its subsidiaries taken as a whole.

         (F) MMAC acknowledges that the THI Common Stock issued to it will not be registered under the Securities Act, may not be sold, transferred or otherwise distributed in the absence of such registration or an applicable exemption therefrom and will bear an appropriate legend. MMAC is an "accredited investor" as defined in Rule 501(A) promulgated under the Securities Act of 1933, as amended, is able to bear the economic risk of an investment in the THI Common Stock acquired pursuant to this Agreement, can afford to sustain a total loss of that investment, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the THI Common Stock, has had an adequate opportunity to ask questions and receive answers from the officers of THI concerning any and all matters relating to the transactions contemplated hereby, including the background experience of the current officers and directors of THI and has asked all questions of the nature described in the preceding clause and all those questions have been answered to its satisfaction.

         4. THI acknowledges that it has had in the past, currently has and in the future may have access to confidential information of MMAC. THI agrees that it will keep confidential all such confidential information furnished to it and, except with the specific prior written consent of MMAC will not disclose such confidential information to any person except (A) representatives of MMAC, (B) its own representatives, provided that such representatives (other than counsel) agree to the confidentiality provisions of this section and provided farther, confidential information shall not include (i) such information which becomes known to the public generally through no fault of THI, (ii) information required to be disclosed by law or the order of any governmental authority under color of law, provided, that prior to disclosing any information pursuant to this clause
(ii), THI shall, if possible, give prior written notice thereof to MMAC and provide MMAC with the opportunity to contest such disclosure, (iii) THI reasonably believes that such disclosure is required in connection with the defense of the lawsuit against it; or (iv) information THI determines it needs to disclose pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended. Nothing herein shall be construed as prohibiting MMAC from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

         5. MMAC acknowledges that it has had in the past, currently has and in the future may have access to confidential information of THI MMAC agrees that it will keep confidential all such confidential information furnished to it and, except with the specific prior written consent of THI will not disclose such confidential information to any person except (A) representatives of THI, (B) its own representatives, provided that such representatives (other than counsel) agree to the confidentiality provisions of this section and provided further, confidential information shall not include (i) such information which becomes known to the public generally through no fault of MMAC, (ii) information required to be disclosed by law or the order of any governmental authority under color of



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law, provided, that prior to disclosing any information pursuant to this clause
(ii), MMAC shall, if possible, give prior written notice thereof to THI and provide THI with the opportunity to contest such disclosure, (iii) MMAC reasonably believes that such disclosure is required in connection with the defense of the lawsuit against it or (iv) information MMAC determines it needs to disclose pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended. Nothing herein shall be construed as prohibiting THI from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

         6. Because of the difficulty in measuring economic losses as a result of the breach of the covenants contained in Paragraphs 4 or 5, and because of the immediate and irreparable damage that would be caused to the party entitled to confidentiality for which it would have no other adequate remedy, the party receiving such disclosure agrees that the party making such disclosure may enforce provisions of such paragraph by injunctions and restraining orders against a party who breaches any such provisions. The obligations of the parties under Paragraphs 4, 5 and 6 of this Agreement shall survive the termination of this Agreement.

         7. The consummation of the transaction herein contemplated ("Closing") shall be deemed to occur simultaneously with the execution hereof on the date hereof ("Closing Date"). Promptly following the Closing the parties shall determine the number of shares of their respective stock to be issued and shall Exchange Certificates therefor.

         8. Each party represents and warrants to the other that such person has not directly or indirectly employed or become obligated to pay any broker, finder or similar agent in connection with the transactions contemplated hereby and agrees to indemnify the other party against all claims arising for fees and commissions of brokers or similar agents employed or promised payment by such person.

         9. This Agreement and the rights of the parties hereunder may not be assigned voluntarily or by operation of law, without due prior consent of the other party and shall be binding upon and enure to the benefit of the parties hereto and any permitted successors or assigns. This Agreement is not intended nor shall be construed, deemed or interpreted, to confer on any person not party hereto any rights or remedies hereunder.

         10. This Agreement constitutes the entire agreement and understanding between the parties on the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, relating to the subject matter of this Agreement. This Agreement may be amended, modified or supplemented, and any right hereunder may be waived, if, but only if, that amendment, modification, supplement or waiver is in writing and signed by the party sought to be charged therewith. The waiver of any of the terms and conditions hereof shall not be construed or interpreted as, or deemed to be, a waiver of any other term or condition hereof.



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         11. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which together will constitute one and the same instrument.

         12. Each party will pay all fees, costs and expenses incurred by it in connection with the transactions contemplated herein, including, without limitation, the fees and expenses of attorneys, accountants and other persons, and no portion thereof shall be incurred or paid by the other party hereto, except if otherwise specifically provided herein.

         13. All notices required or permitted hereunder shall be in writing, and shall be deemed to be delivered and received:

         (A) If personally delivered or addressed by telex telegram, facsimile or courier service, when actually received by the party to whom notice addressed; or

         (B) If delivered by mail (whether actually received or not), at the close of business on the third business day next following the day when placed in the mail, postage prepaid, certified or registered, addressed to the appropriate party at the address of such party set forth below (or such other addresses as such party may designate by written notice given in accordance with this paragraph):

              (i) if to THI, address to it at:
                        11585 Farmington Road, Suite 4
                        Livonia, MI 48150

              (ii) if to MMAC, addressed to it at:
                        2665 Villa Creek Drive, Suite 200
                        Dallas, TX 75234
                        Fax: 972-488-7299

         14. This Agreement, and the rights and obligations of the parties hereto, shall be governed and construed and enforced accordance with the substantive laws of the State of Texas without regard to the conflicts of laws provisions thereof.

         15. Except as otherwise provided herein, no delay or omission in the exercise of any right, power or remedy accruing to any party hereto as result of any breach or default hereunder by any other party hereto shall impair any such right, power or remedy, or shall be construed, deemed or interpreted as a waiver of or acquiescence in any such breach or default, or any similar breach or default occurring later; nor shall any waiver of any single breach or default be construed, deemed or interpreted as the waiver of any other breach or default hereunder occurring before or after that waiver.

         16. If any provision of this Agreement is invalid, illegal or unenforceable, that provision shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties hereto as expressed



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herein, and if such modification is not possible, that provision shall be deemed severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in anyway be affected or impaired thereby.

         17. No right, remedy or election given by any term of this Agreement shall be deemed exclusive, but each shall be cumulative with all other rights, remedies and elections available at law or in equity.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                               TADEO Holdings Inc.

                                               By
                                                 ---------------------------

                                               MultiMedia Access Corporation

                                               By
                                                 ---------------------------
                                               Glenn Norem
                                                  Chairman